UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2026

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8430 Spires Way Frederick, Maryland 21701
(Address of principal executive offices) (Zip Code)

(800) 525-1698
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TOMZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2026, TOMI Environmental Solutions, Inc. (the “Company”) appointed Mr. Niroshan Srirathan as the Company’s Interim Chief Financial Officer, effective immediately. The Company will provide an update at a later time with respect to its search for a permanent Chief Financial Officer. In connection with his appointment, the Company entered into an offer letter with Mr. Srirathan providing for an annual base salary of $180,000. The foregoing summary of the offer letter is qualified in its entirety by reference to the full text of the offer letter with Mr. Srirathan, a copy of which will be filed as an exhibit to the Company's next periodic report to be filed with the Securities and Exchange Commission.

Mr. Srirathan is an experienced financial executive with over 14 years of international finance and operational leadership. Mr. Srirathan has been working for the Company since May 2026 as Controller. From April 2024 to January 2025, Mr. Srirathan worked as Senior Finance Manager (Regional Comptroller) for Vistry Group plc, a UK public company. Prior to that from May 2020 to February 2024, Mr. Srirathan worked as Finance Transformation Lead (Group Comptroller Functions) for Berkeley Group Holdings plc, a UK Public Company. Mr. Srirathan holds a BSc (Hons) in Economics from the University College London and holds an Associate Chartered Accountant (ACA) professional qualification from the Institute of Chartered Accountants in England and Wales, London.

There are no family relationships between Mr. Srirathan and any director or executive officer of the Company, and there are no transactions between Mr. Srirathan and the Company that would be reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On May 11, 2026, the Company learned of the untimely and unexpected death of its Chief Financial Officer, David Vanston. Mr. Vanston has been with the Company since May 30, 2025, and his passing will be deeply felt by all who knew him.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: May 19, 2026	By:	/s/ Halden S. Shane
Name: Halden S. Shane
Title: Chief Executive Officer

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